UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  May 2, 2017

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below under Item 5.07, on May 2, 2017, the shareholders of Bristol-Myers Squibb Company (the “Company”) approved an amendment to the 2012 Stock Award and Incentive Plan (the “Plan”) at the annual meeting of shareholders (the “Annual Meeting”). The material terms of the Plan are summarized on pages 72 through 79 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2017 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which are set forth in Exhibit B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Company was held on May 2, 2017.

(b) Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 11 nominees to serve as directors of the Company until the 2018 Annual Meeting based upon the following votes:

				Broker
	For	Against	Abstain	Non-Vote
Peter J. Arduini	1,100,615,093	45,570,598	5,036,126	290,692,854
Robert J. Bertolini	1,109,816,316	36,472,897	4,932,604	290,692,854
Giovanni Caforio, M.D.	1,104,402,988	32,216,004	14,602,825	290,692,854
Matthew W. Emmens	1,136,617,381	9,705,394	4,899,042	290,692,854
Laurie H. Glimcher, M.D.	1,119,843,296	26,588,013	4,790,508	290,692,854
Michael Grobstein	1,102,275,978	43,991,784	4,954,055	290,692,854
Alan J. Lacy	1,102,695,889	43,445,194	5,080,734	290,692,854
Dinesh C. Paliwal	1,124,153,414	22,082,476	4,985,927	290,692,854
Theodore R. Samuels	1,114,430,970	31,954,143	4,836,704	290,692,854
Vicki L. Sato, Ph.D.	1,101,759,227	44,082,948	5,379,642	290,692,854
Gerald L. Storch	993,932,557	152,297,553	4,991,707	290,692,854

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
1,103,113,789	39,019,098	9,088,930	290,692,854

Item 3. The management proposal on the advisory vote of the frequency of the advisory vote to approve the compensation of our named executive officers was approved for one year based upon the following votes:

				Broker
One Year	Two Years	Three Years	Abstain	Non-Vote
1,044,153,592	4,730,559	96,169,015	6,168,651	290,692,854

Item 4. The management proposal on the re-approval of the materials terms of the performance-based awards under the Company’s 2012 Stock Award and Incentive Plan (as amended) was approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
1,108,184,786	34,541,786	8,495,245	290,692,854

Item 5. The management proposal on an amendment to the Company’s 2012 Stock Award and Incentive Plan was approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
1,097,810,347	43,968,620	9,442,850	290,692,854

Item 6. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2017 was ratified based upon the following votes:

For	Against	Abstain
1,375,692,222	59,215,717	7,006,732

Item 7.  The shareholder proposal to lower the share ownership threshold to call special shareholder meetings was not approved based upon the following votes:

			Broker
For	Against	Abstain	Non-Vote
437,525,037	704,934,045	8,762,735	290,692,854

(d) Based on the voting results set forth in (b)(3) above, the company’s Board of Directors has determined that an advisory vote by the shareholders regarding named executive officer compensation as set forth in the proxy statement will be conducted on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 5, 2017	By:	/s/ Katherine R. Kelly
		Name:	Katherine R. Kelly
		Title:	Associate General Counsel and Corporate Secretary